                                                                      EXHIBIT 1

                        DIRECTORS AND EXECUTIVE OFFICERS OF
                         THE ST. PAUL COMPANIES, INC. AND
                     ST. PAUL FIRE AND MARINE INSURANCE COMPANY

The names and present principal occupations of the directors and executive officers of The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company are set forth below. During the last five years, none of the individuals has been convicted in any criminal proceeding (excluding traffic violations and similar misdemeanors) or has been a party to any civil proceeding of a judicial or administrative body as a result of which such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding violations with respect to such laws. All of the individuals listed below are citizens of the United States except Douglas West Leatherdale, who is a citizen of Canada, and David John, who is a citizen of the United Kingdom.

THE ST. PAUL COMPANIES, INC.

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
                                                                                             DESCRIPTION OF ANY
                                                                                                  CONTRACT,
                                                                                                ARRANGEMENT,
                                                                                 SHARES OF    UNDERSTANDING OR
                                                                                  SELECT      RELATIONSHIP WITH
                                      PRESENT PRINCIPAL                           COMFORT      RESPECT TO ANY
                       POSITION WITH    OCCUPATION OR                          BENEFICIALLY    SECURITIES OF
        NAME           THE ST. PAUL       EMPLOYMENT        BUSINESS ADDRESS       OWNED       SELECT COMFORT
-------------------   -------------- ------------------   -------------------- ------------  -------------------
 H. Furlong Baldwin   Director        Chairman,           Mercantile           0             None
                                      President and       Bankshares
                                      Chief Executive     Corporation
                                      Officer ,           2 Hopkins Plaza
                                      Mercantile          Baltimore, MD 21201
                                      Bankshares
                                      Corporation

 Michael Robert       Director        Chief Executive     Honeywell, Inc.      0             None
 Bonsignore                           Officer,            101 Columbia Road
                                      Honeywell, Inc.     Morristown, NJ
                                                          07962

 John H. Dasburg      Director        President and       Northwest Airlines,  0             None
                                      Chief Executive     Inc.
                                      Officer,            5101 Northwest
                                      Northwest           Drive
                                      Airlines, Inc.      St. Paul, MN 55111-
                                                          3034

 W. John Driscoll     Director        Former Chairman     Rock Island Company  0             None
                                      and Chief Execute   332 Minnesota St.
                                      Officer, Rock       Suite 2090
                                      Island Company      St. Paul, MN 55101-
                                                          1308

 Kenneth Marc         Director        Chairman and        The Duberstein       0             None
 Duberstein                           Chief Executive     Group
                                      Officer, The        2100 Pennsylvania
                                      Duberstein Group    Ave. NW, Suite 500
                                                          Washington, DC
                                                          20037

 Pierson MacDonald    Director        Retired Chairman    4900 IDS Center      0             None
 Grieve                               and Chief           80 South 8th Street
                                      Executive           Minneapolis, MN
                                      Officer, Ecolab,    55402
                                      Inc.

 James Eric           President,      President, Chief    385 Washington       0             None
 Gustafson            Chief Operating Operating Officer   Street
                      Officer and     and Director of     St. Paul, MN 55102
                      Director        The St. Paul

 Thomas R. Hodgson    Director        Former President    225 E. Deerpath      0             None

                                      and Chief           Suite 222
                                      Operating           Lake Forest, IL
                                      Officer, Abbott     60045
                                      Laboratories

 Sir David G. John,   Director        Chairman, The BOC   The BOC Group        0             None
 KCMG                                 Group PLC           Chertsey Road
                                                          Windlesham
                                                          Surrey GU20 6HG
                                                          England

 William Hugh Kling   Director        President,          Minnesota Public     1000          None
                                      Minnesota Public    Radio
                                      Radio, President,   45 E. 7th Street
                                      Minnesota           St. Paul, MN 55101
                                      Communications
                                      Group and
                                      President,
                                      Greenspring
                                      Company

 Douglas West         Chairman, CEO   Chairman, CEO and   385 Washington       0             None
 Leatherdale          and Director    Director of The     Street
                                      St. Paul            St. Paul, MN 55102

 Bruce King           Director        President           5109 Yuma Place, NW  0             None
 MacLaury                             Emeritus, The       Washington, DC
                                      Brookings           20016
                                      Institution

 Glen D. Nelson       Director        Vice Chairman,      Medtronic, Inc.      0             None
                                      Medtronic, Inc.     7000 Central Avenue
                                                          NE
                                                          Minneapolis, MN
                                                          55432

 Anita Marie          Director        President, The      The Bush Foundation  0             None
 Pampusch                             Bush Foundation     E-900 First
                                                          National Bank
                                                          Building
                                                          332 Minnesota
                                                          Street
                                                          St. Paul, MN 55101

 Gordon M. Sprenger   Director        President and       Allina Health        0             None
                                      Chief Executive     Systems, Inc.
                                      Officer, Allina     P.O. Box 9310
                                      Health Systems,     Minneapolis, MN
                                      Inc.                55440-9310

 Bruce Allen          Sr. Vice        Sr. Vice            385 Washington       0             None
 Backberg             President-Legal President-Legal     Street
                      Services        Services of The     St. Paul, MN 55102
                                      St. Paul

 Karen L. Himle       Sr. Vice        Sr. Vice            385 Washington       0             None
                      President-      President-          Street
                      Corporate       Corporate Affairs   St. Paul, MN 55102
                      Affairs         of The St. Paul

 Thomas Andrew        Sr. Vice        Sr. Vice            385 Washington       0             None
 Bradley              President-      President-          Street
                      Corporate       Corporate           St. Paul, MN 55102
                      Controller      Controller of The
                                      St. Paul

 Laura L. Gagnon      Vice President- Vice President-     385 Washington       0             None
                      Finance &       Finance &           Street
                      Investor        Investor            St. Paul, MN 55102
                      Relations       Relations of The
                                      St. Paul

 Paul James Liska     Executive Vice  Executive Vice      385 Washington       0             None
                      President and   President and       Street
                      Chief Financial Chief Financial     St. Paul, MN 55102
                      Officer         Officer of The
                                      St. Paul

 John A. MacColl      Executive Vice  Executive Vice      385 Washington       0             None
                      President and   President and       Street
                      General Counsel General Counsel     St. Paul, MN 55102
                                      of The St. Paul

 David Nachbar        Sr. Vice        Sr. Vice            385 Washington       0             None
                      President-Human President-Human     Street
                      Resources       Resources of The    St. Paul, MN 55102
                                      St. Paul

 Mark Lindell Pabst   Sr. Vice        Sr. Vice            St. Paul Syndicate   0             None
                      President       President of The    Management
                                      St. Paul


                                                          60 Gracechurch
                                                          Street
                                                          London EC3V 0HR
                                                          England

 Sandra Ulsaker       Corporate       Corporate           385 Washington       0             None
 Wiese                Secretary       Secretary of The    Street
                                      St. Paul            St. Paul, MN 55102


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ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                                                                             DESCRIPTION OF ANY
                                                                                                  CONTRACT,
                                                                                                ARRANGEMENT,
                                                                                 SHARES OF    UNDERSTANDING OR
                                                                                  SELECT      RELATIONSHIP WITH
                                      PRESENT PRINCIPAL                           COMFORT      RESPECT TO ANY
                       POSITION WITH    OCCUPATION OR                          BENEFICIALLY    SECURITIES OF
        NAME                F&M           EMPLOYMENT        BUSINESS ADDRESS       OWNED       SELECT COMFORT
-------------------   --------------- -----------------   -------------------  ------------  -------------------
 Bruce Allen          Sr. Vice        Sr. Vice            385 Washington       0             None
 Backberg             President-Legal President-Legal     Street
                      Services        Services of F&M     St. Paul, MN 55102

 Thomas Andrew        Sr. Vice        Sr. Vice            385 Washington       0             None
 Bradley              President-      President-          Street
                      Finance &       Finance &           St. Paul, MN 55102
                      Corporate       Corporate
                      Planning &      Planning &
                      Development     Development of
                                      F&M

 Michael James        Executive Vice  Executive Vice      385 Washington       0             None
 Conroy               President,      President, Chief    Street
                      Chief           Administrative      St. Paul, MN 55102
                      Administrative  Officer and
                      Officer and     Director of F&M
                      Director

 James Francis        Sr. Vice        Sr. Vice            St. Paul Re, Inc.    0             None
 Duffy                President       President of F&M    195 Broadway
                                                          New York, NY 10007

 James Eric           President,      President, Chief    385 Washington       0             None
 Gustafson            Chief Operating Operating Officer   Street
                      Officer and     and Director of     St. Paul, MN 55102
                      Director        F&M

 Karen L. Himle       Sr. Vice        Sr. Vice            385 Washington       0             None
                      President-      President-          Street
                      Corporate       Corporate Affairs   St. Paul, MN 55102
                      Affairs         of F&M

 Robert Jule          Sr. Vice        Sr. Vice            385 Washington       0             None
 Lamendola            President       President of F&M    Street
                                                          St. Paul, MN 55102

 Douglas West         Chairman, Chief Chairman, Chief     385 Washington       0             None
 Leatherdale          Executive       Executive Officer   Street
                      Officer and     and Director of     St. Paul, MN 55102
                      Director        F&M

 Stephen Wright       Executive Vice  Executive Vice      385 Washington       600           None
 Lilienthal           President and   President and       Street
                      Director        Director of F&M     St. Paul, MN 55102

 Paul James Liska     Executive Vice  Executive Vice      385 Washington       0             None
                      President,      President, Chief    Street
                      Chief Financial Financial Officer   St. Paul, MN 55102
                      Officer and     and Director of
                      Director        F&M

 John A. MacColl      Executive Vice  Executive Vice      385 Washington       0             None
                      President and   President and       Street
                      General Counsel General Counsel     St. Paul, MN 55102
                                      of F&M

 T. Michael Miller    Sr. Vice        Sr. Vice            385 Washington       0             None
                      President-      President-Global    Street
                      Global          Products, and       St. Paul, MN 55102
                      Products, and   Director of F&M
                      Director


 Janet Ranjala        Sr. Vice        Sr. Vice            385 Washington       0             None
 Nelson               President-      President-Special   Street
                      Special         Assistant to the    St. Paul, MN 55102
                      Assistant to    President of F&M
                      the President


 Mark Lindell Pabst   Executive Vice  Executive Vice      St. Paul Syndicate   0             None
                      President       President of F&M    Management
                                                          60 Gracechurch
                                                          Street
                                                          London EC3V 0HR
                                                          England

 Kent D. Urness       Sr. Vice        Sr. Vice            385 Washington       0             None
                      President-      President-Global    Street
                      Global Products Products and        St. Paul, MN 55102
                      and Director    Director of F&M

 Sandra Ulsaker       Corporate       Corporate           385 Washington       0             None
 Wiese                Secretary,      Secretary,          Street
                      Assistant Vice  Assistant Vice      St. Paul, MN 55102
                      President-Legal President-Legal
                      Services        Services of F&M


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